UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 23, 2025

CBAK ENERGY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street

Huayuankou Economic Zone

Dalian, China, 116450

(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

On September 23, 2025, CBAK Energy Technology, Inc., a Nevada corporation (the “Company”) and CBAK Energy Technology Limited, an exempted company incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“CBAT Cayman”) entered into an agreement and plan of merger (the “Merger Agreement”) related to a proposed merger transaction. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will merge with and into CBAT Cayman, with CBAT Cayman continuing as the surviving company resulting from the merger (the “Redomicile Merger”). Following the Redomicile Merger, CBAT Cayman, together with its subsidiaries, will own and continue to conduct the Company’s business in substantially the same manner as is currently being conducted by the Company and its subsidiaries.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Redomicile Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Redomicile Merger (the “Effective Time”) will be converted into the right to receive one ordinary share of CBAT Cayman.

The consolidated assets and liabilities of CBAT Cayman will be the same as those of the Company immediately prior to the Redomicile Merger.

Additionally, at the Effective Time, all existing equity compensation plans of the Company, as may be amended, will be adopted and assumed by CBAT Cayman. Each outstanding restricted share unit and other equity award issued under our equity compensation plans for the purchase or receipt of, or payment based on, each share of the Company’s common stock will represent the right to purchase or receive, or receive payment based on, one ordinary share in the share capital of CBAT Cayman on substantially the same terms. At the Effective Time, CBAT Cayman also will adopt and assume the obligations of the Company under or with respect to certain contracts or agreements as described in the Merger Agreement. The contracts and agreements will become the obligations of CBAT Cayman and will be performed in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

The Merger Agreement contains customary closing conditions, including, among others, approval of the Redomicile Merger by the Company’s stockholders, the effectiveness of the registration statement on Form F-4 filed by CBAT Cayman related to the Redomicile Merger and receipt of required regulatory approvals.

The consent of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote is required to approve and adopt the Merger Agreement. The Board of Directors of the Company believes that the Redomicile Merger, to be effected by the Merger Agreement, is advisable and in the best interests of the Company and its stockholders.

Pursuant to the Merger Agreement, the Board of Directors of the Company may exercise its discretion to terminate the Merger Agreement, and therefore abandon the Redomicile Merger, at any time prior to the Effective Time, including after the adoption of the Merger Agreement by the Company’s stockholders.

Immediately prior to the Effective Time, the directors and officers of the Company at such time will be elected or appointed as the directors and officers of CBAT Cayman (to the extent the directors and officers of CBAT Cayman and the Company are not already identical), each such person to have the same office(s) with CBAT Cayman (and the same class designations and committee memberships in the case of directors) as he or she held with the Company, with the directors to serve until the earlier of the next meeting of CBAT Cayman, until their successors are elected or appointed (or their earlier death, disability or retirement).

The Merger Agreement has been approved by the Boards of Directors of each of the Company and CBAT Cayman. Subject to the required approval of the Company’s stockholders, requisite regulatory approvals, the effectiveness of the registration statement on Form F-4 filed by CBAT Cayman related to the Redomicile Merger, and other customary closing conditions, the Redomicile Merger is expected to be completed by the end of 2025.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Where to Find Additional Information on the Redomicile Merger

In connection with the proposed Redomicile Merger, CBAT Cayman has filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 to register the ordinary shares of CBAT Cayman to be issued to the stockholders of the Company. The registration statement includes a proxy statement of the Company which will be sent to the stockholders of the Company seeking their approval of the Redomicile Merger and related matters at the Company’s 2025 Annual Meeting of Stockholders.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Stockholders of the Company are urged to read the registration statement on Form F-4 and the proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed Redomicile Merger for important information about the proposed transaction.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and between CBAK Energy Technology, Inc. and CBAK Energy Technology Limited, dated September 23, 2025

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: September 24, 2025	By:	/s/ Jiewei Li
Jiewei Li
Chief Financial Officer

3